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                                                                  EXHIBIT 10.25


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                      SERIES B CONVERTIBLE PREFERRED STOCK

                               PURCHASE AGREEMENT

                                    BETWEEN

                       TRANSITIONAL CARE OF AMERICA, INC.

                                      AND

                   THE SEVERAL PURCHASERS NAMED IN SCHEDULE I


                         DATED AS OF DECEMBER 20, 1995

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     THIS SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT ("AGREEMENT")
is dated as of the date last below written by and among TRANSITIONAL CARE OF AMERICA, INC., a Delaware corporation (the "COMPANY"), and the several purchasers named in the attached Schedule I (individually a "PURCHASER" and collectively the "PURCHASERS").

     WHEREAS, the Company wishes to issue and sell to the Purchasers an aggregate of 405,994 shares (the "SERIES B PREFERRED SHARES") of the authorized but unissued Series B Convertible Preferred Stock $0.001 par value, of the Company (the "SERIES B CONVERTIBLE PREFERRED STOCK"); and

     WHEREAS, the Purchasers, severally, wish to purchase the Series B Preferred Shares on the terms and subject to the conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties agree as follows:

                                   ARTICLE I

                         THE SERIES B PREFERRED SHARES

     SECTION 1.01 ISSUANCE, SALE AND DELIVERY OF THE SERIES B PREFERRED SHARES. The Company agrees to issue and sell to each Purchaser, and each Purchaser hereby agrees to purchase from the Company, the number of Series B Preferred Shares set forth opposite the name of such Purchaser under the heading "Number of Series B Preferred Shares to be Purchased" on Schedule I, at the aggregate purchase price set forth opposite the name of such Purchaser under the heading "Aggregate Purchase Price for Series B Preferred Shares" on
Schedule I.

     SECTION 1.02 CLOSING. The closing shall take place at the offices of Suelthaus & Walsh, P.C., 7733 Forsyth Boulevard, 12th Floor, St. Louis, Missouri 63105, 10:00 a.m., local time, on December 20, 1995, or at such other location, date and time as may be agreed upon between the Purchasers and the Company (such closing being called the "CLOSING" and such date and time being called the "CLOSING DATE"). At the Closing, the Company shall issue and deliver to each Purchaser a stock certificate or certificates in definitive form, registered in the name of such Purchaser, representing the Series B Preferred Shares being purchased by it at the Closing. As payment in full for the Series B Preferred Shares being purchased by it under this Agreement, and against delivery of the stock certificate or certificates therefor as aforesaid, on the Closing Date each Purchaser shall deliver to the Company in immediately available funds, the amount set forth opposite the name of such Purchaser under the heading "Aggregate Purchase Price for Series B Preferred Shares" on Schedule I.


Transitional Care of America, Inc. - Stock Purchase Agreement             Page 1


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                                   ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to the Purchasers that, except as set forth in the Disclosure Schedule attached as Schedule II (which Disclosure Schedule makes explicit reference to the particular representation or warranty as to which exception is taken and which exceptions shall only apply to the specific representation or warranty referenced therein):

     SECTION 2.01  ORGANIZATION, QUALIFICATION AND CORPORATE POWER.

     (A) The Company is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Delaware and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification. The Company has the corporate power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted, to execute, deliver and perform this Agreement, the Amended and Restated Registration Rights Agreement dated as of the date hereof between the Company, the Purchasers and the other parties thereto named therein (the "REGISTRATION RIGHTS AGREEMENT"), and the Amended and Restated Stockholders' Agreement dated as of the date hereof between the Company, the Purchasers and the other parties thereto named therein (the "STOCKHOLDERS' AGREEMENT") to issue, sell and deliver the Series B Preferred Shares and to issue and deliver the shares of Common Stock, $0.001 par value, of the Company ("COMMON STOCK") issuable upon conversion of the Preferred Shares (the "CONVERSION SHARES").

     (B) The Company has no subsidiaries other than those set forth on Schedule II, Section 2.01(b) (the "SUBSIDIARIES"), and does not otherwise (i) own of record or beneficially, directly or indirectly, (A) any shares of capital stock or securities convertible into capital stock of any other corporation or (B) any participating interest in any partnership, joint venture or similar arrangement or other non-corporate business enterprise or (ii) control, directly or indirectly, any other entity. Each of the Subsidiaries is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Missouri and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification.
Each of the Subsidiaries has the corporate power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted.

     SECTION 2.02  AUTHORIZATION OF AGREEMENTS, ETC.

     (A) The execution and delivery by the Company of this Agreement, the Registration Rights Agreement and the Stockholders' Agreement, the performance by the Company of its obligations hereunder and thereunder, the issuance, sale and delivery of the Series B Preferred Shares and the issuance and delivery of the Conversion Shares have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of

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government, the Certificate of Incorporation of the Company, as amended (the
"CHARTER") or the By-laws of the Company, as amended, or any provision of any indenture, agreement, or other instrument to which the Company is bound, or conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement, or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim, or encumbrance of any nature whatsoever upon any of the properties or assets of the Company. No provision of any of the Registration Rights Agreement or the Stockholders' Agreement violates, conflicts with, results in a breach of, or constitutes (with due notice or lapse of time or both) a default under any indenture, agreement, or other instrument to which the Company is bound or, to the best of the Company's knowledge, any other indenture, agreement, or instrument (regardless, in each such case, of whether any such violation, conflict, breach, or default relates to the Company or to another party to any such indenture, agreement, or other instrument).

     (B) The Series B Preferred Shares have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and nonassessable shares of Series B Convertible Preferred Stock with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims, and encumbrances imposed by or through the Company except as set forth in this Agreement, the Registration Rights Agreement, and the Stockholders' Agreement. The Conversion Shares have been duly reserved for issuance upon conversion of the Series B Preferred Shares and, when so issued, will be duly authorized, validly issued, fully paid, and nonassessable shares of Common Stock with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims, and encumbrances imposed by or through the Company except as set forth in the Registration Rights Agreement and the Stockholders' Agreement. Neither the issuance, sale, or delivery of the Series B Preferred Shares nor the issuance or delivery of the Conversion Shares is subject to any preemptive right of stockholders of the Company or to any right of first refusal or other right in favor of any person, except as disclosed on
Schedule II, Section 2.02(b).

     SECTION 2.03 VALIDITY. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid, and binding obligation of the Company, enforceable in accordance with its terms. The Registration Rights Agreement and the Stockholders' Agreement, when executed and delivered in accordance with this Agreement, will constitute the legal, valid, and binding obligations of the Company, enforceable in accordance with their respective terms.

     SECTION 2.04 AUTHORIZED CAPITAL STOCK. The authorized capital stock of the Company consists of (i) 1,035,994 shares of Preferred Stock, $0.001 par value (the "PREFERRED STOCK"), of which 630,000 shares have been designated Series A Convertible Preferred Stock and 405,994 shares have been designated Series B Convertible Preferred Stock, and (ii) 1,420,994 shares of Common Stock, $0.001 par value. Immediately prior to the Closing, 242,200 shares of Common Stock will be validly issued and outstanding, fully paid, and nonassessable, 630,000 shares of Series A Convertible Preferred Stock will be validly issued and outstanding, fully paid, and nonassessable and no shares of Series B Convertible Preferred Stock will have been issued. The stockholders of record and holders of subscriptions, warrants, options, convertible securities, and other rights (contingent or other) to purchase or otherwise acquire equity securities of the Company, and the subscriptions, warrants, options, convertible securities, and other such rights held by each, are as set forth in the


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attached Schedule II, Section 2.04.  The designations, powers, preferences, rights, qualifications, limitations, and restrictions in respect of each class and series of authorized capital stock of the Company are as set forth in the Charter, a copy of which is attached as Exhibit A, and all such designations, powers, preferences, rights, qualifications, limitations, and restrictions are valid, binding, and enforceable and in accordance with all applicable laws. Except as set forth in the attached Schedule II, Section 2.04, (i) no person owns of record or is known to the Company to own beneficially any share of Common Stock, (ii) no subscription, warrant, option, convertible security, or other right (contingent or other) to purchase or otherwise acquire equity securities of the Company is authorized or outstanding, and (iii) there is no commitment by the Company to issue shares, subscriptions, warrants, options, convertible securities, or other such rights or to distribute to holders of any of its equity securities any evidence of indebtedness or asset. Except as provided for in the Charter or as set forth in the attached Schedule II,
Section 2.04, the Company has no obligation (contingent or other) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. Except for the Stock Repurchase Agreements dated as of December 30, 1994, between the Company and David W. Cross and John R. Lewis (the "STOCK REPURCHASE AGREEMENTS"), the Stockholders' Agreement and as set forth on
Schedule II, Section 2.04, to the best of the Company's knowledge there are no voting trusts or agreements, stockholders' agreements, pledge agreements, buy-sell agreements, rights of first refusal, preemptive rights, or proxies relating to any securities of the Company (whether or not the Company is a party thereto). All of the outstanding securities of the Company were issued in compliance with all applicable Federal and state securities laws. Each of the Subsidiaries has authorized capital stock of 30,000 shares of common stock of which 100 shares are validly issued and outstanding, owned by the Company, fully paid, and nonassessable. There are no subscriptions, warrants, options, convertible securities, or other rights (contingent or other) to purchase or otherwise acquire equity securities of any Subsidiary authorized, issued or outstanding and there is no commitment by any Subsidiary to issue shares, subscriptions, warrants, options, convertible securities or other such rights.

     SECTION 2.05 FINANCIAL STATEMENTS. The Company has furnished to the Purchasers the unaudited consolidated and consolidating balance sheet of the Company and the Subsidiaries as of November 30, 1995, and the related consolidated and consolidating statements of income, stockholders' equity, and cash flows of the Company and the Subsidiaries for the period ended November 30, 1995 (the "FINANCIAL STATEMENTS"). The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial position of the Company as of November 30, 1995, provided, however, the Financial Statements are subject to normal year-end adjustments (which will not be material individually or in the aggregate) and lack footnotes and other presentation items. Since the date of the Financial Statements (i) there has been no change in the assets, liabilities, or financial condition of the Company or any of the Subsidiaries from that reflected in the Financial Statements except for changes in the ordinary course of business which individually or in the aggregate have not been materially adverse and (ii) none of the business, prospects, conditions, operations, assets, property, or affairs of the Company or any of the Subsidiaries has been materially adversely affected by any occurrence or development, individually or in the aggregate, whether or not insured against.

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     SECTION 2.06  EVENTS SUBSEQUENT TO THE DATE OF THE FINANCIAL STATEMENTS.
Since the date of the Financial Statements, neither the Company nor any of the Subsidiaries have (i) issued any stock, bond, or other corporate security, (ii) borrowed any amount or incurred or become subject to any liability (absolute, accrued or contingent), except as set forth on Schedule II, Section 2.06, and except for current liabilities incurred and liabilities under contracts entered into in the ordinary course of business, (iii) discharged or satisfied any lien or encumbrance or incurred or paid any obligation or liability (absolute, accrued, or contingent) other than current liabilities shown on the Financial Statements and current liabilities incurred since the date of the Financial Statements in the ordinary course of business, (iv) declared or made any payment or distribution to stockholders or purchased or redeemed any share of its capital stock or other security, (v) mortgaged, pledged or subjected to lien any of its assets, tangible or intangible, other than liens of current real property taxes not yet due and payable, (vi) sold, assigned or transferred any of its tangible assets except in the ordinary course of business, or canceled any debt or claim, (vii) sold, assigned, transferred, or granted any exclusive license with respect to any patent, trademark, trade name, service mark, copyright, trade secret, or other intangible asset, (viii) suffered any material loss of property or waived any right of substantial value whether or not in the ordinary course of business, (ix) made any change in officer compensation except in the ordinary course of business and consistent with past practice, (x) made any material change in the manner of business or operations of the Company or any of the Subsidiaries, (xi) entered into any transaction except in the ordinary course of business or as otherwise contemplated hereby, or (xii) entered into any commitment (contingent or otherwise) to do any of the foregoing. Since the date of the Financial Statements, there have been no changes in the assets, liabilities, financial condition or operating results of the Company or any of the Subsidiaries except changes in the ordinary course of business that have been, individually or in the aggregate, materially adverse.

     SECTION 2.07 LITIGATION; COMPLIANCE WITH LAW. There is no (i) action, suit, claim, proceeding, or investigation pending or, to the best of the Company's knowledge, threatened against or affecting the Company or any of its Subsidiaries or its or their assets, prospects, properties, operations or condition, at law or in equity, or before or by any Federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, (ii) arbitration proceeding relating to the Company or any of the Subsidiaries pending under collective bargaining agreements or otherwise, or (iii) governmental inquiry pending or, to the best of the Company's knowledge, threatened against or affecting the Company or any of its Subsidiaries (including without limitation any inquiry as to the qualification of the Company or any Subsidiary to hold or receive any license or permit), and there is no basis for any of the foregoing. The Company has not received any opinion or memorandum or legal advice from legal counsel to the effect that it or any of the Subsidiaries is exposed, from a legal standpoint, to any liability or disadvantage which may be material to its business, prospects, financial condition, operations, property, or affairs. Neither the Company nor any of its Subsidiaries is a party to any order, writ, judgment, injunction, or decree known to or served upon the Company or any of the Subsidiaries of any court or of any Federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign. There is no action or suit by the Company or any of the Subsidiaries pending or threatened against others. The Company and the Subsidiaries have complied with all laws, rules, regulations, and orders applicable to its business, operations, properties, assets, products, and services, and the Company and its Subsidiaries have applied for, or will timely apply for all necessary permits, licenses, and other authorizations required to conduct its business as

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conducted and as proposed to be conducted.  There is no existing law, rule, regulation, or order, and neither the Company nor any of its Subsidiaries after due inquiry are aware of any proposed law, rule, regulation, or order, whether Federal or state, which would prohibit or restrict the Company or any of the Subsidiaries from, or otherwise materially adversely affect the Company or any of the Subsidiaries in, conducting its or their business in any jurisdiction in which it or they are now conducting business or propose to conduct business.

     SECTION 2.08 PROPRIETARY INFORMATION OF THIRD PARTIES. To the best of the Company's knowledge, no third party has claimed or has reason to claim that any person employed by or affiliated with the Company or any of the Subsidiaries has (a) violated or may be violating any of the terms or conditions of his employment, non-competition, or non-disclosure agreement with such third party, (b) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party, or (c) interfered or may be interfering in the employment relationship between such third party and any of its present or former employees. No third party has requested information from the Company or any of the Subsidiaries which suggests that such a claim might be contemplated. To the best of the Company's knowledge, no person employed by or affiliated with the Company or any of the Subsidiaries has employed or proposes to employ any trade secret or any information or documentation proprietary to any former employer, and to the best of the Company's knowledge, no person employed by or affiliated with the Company or any of the Subsidiaries has violated any confidential relationship which such person may have had with any third party, in connection with the development, manufacture, or sale of any product or proposed product or the development or sale of any service or proposed service of the Company or any of the Subsidiaries, and the Company has no reason to believe there will be any such employment or violation. To the best of the Company's knowledge, none of the execution or delivery of this Agreement, or the carrying on of the business of the Company or any of the Subsidiaries as officers, employees, or agents by any officer, director, or key employee of the Company or any of the Subsidiaries, or the conduct or proposed conduct of the business of the Company or any of the Subsidiaries, will conflict with or result in a breach of the terms, conditions, or provisions of or constitute a default under any contract, covenant, or instrument under which any such person is obligated. Neither the Company nor any of the Subsidiaries believes it is or will be necessary to use any inventions of any employee made prior to his or her employment by the Company or any of the Subsidiaries.

     SECTION 2.09 TITLE TO PROPERTIES. The Company and the Subsidiaries have good and marketable title to the properties and assets reflected on the Financial Statements or acquired by it or them since the date of the Financial Statements (other than properties and assets disposed of in the ordinary course of business since the date of the Financial Statements), and all such properties and assets are free and clear of mortgages, pledges, security interests, liens, charges, claims, restrictions, and other encumbrances, except for liens for or current taxes not yet due and payable and minor imperfections of title, if any, not material in nature or amount, individually or in the aggregate, and not materially detracting from the value or impairing the use of the property subject thereto or impairing the operations or proposed operations of the Company or any of the Subsidiaries.

     SECTION 2.10 LEASEHOLD INTERESTS. Each lease or agreement to which the Company or any of the Subsidiaries is a party under which it or they is a lessee of any property, real or personal, is a


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valid and subsisting agreement without any default of the Company or any of the
Subsidiaries thereunder and, to the best of the Company's knowledge, without any default thereunder of any other party thereto.  Attached as Schedule II,
Section 2.10 is a list of all real property leases to which the Company or any Subsidiary is a party. No event has occurred and is continuing which, with due notice or lapse of time or both, would constitute a default or event of default by the Company or any of the Subsidiaries under any such lease or agreement or, to the best of the Company's knowledge, by any other party thereto. The Company's and Subsidiaries' possession of such property has not been disturbed
and, to the     best of the Company's  knowledge,  no claim has been asserted against the Company or any Subsidiary adverse to its or their rights in such leasehold interests.

     SECTION 2.11 INSURANCE. Attached as Schedule II, Section 2.11, is a list of all material insurance policies of the Company and the Subsidiaries currently in force and effect. To the best knowledge of the Company, the insurance coverage of the Company and the Subsidiaries with respect to its and their properties, assets and business is customary for companies similarly situated and the Company deems such insurance to be sufficient and such insurance meets the requirements set forth in the Stockholders' Agreement.

     SECTION 2.12 TAXES. The Company and all Subsidiaries have filed all tax returns, and reports, required to be filed by them, and the Company and all Subsidiaries have paid all taxes shown to be due by such returns as well as all other taxes, assessments, and governmental charges which have become due or payable, including without limitation all taxes which the Company and all Subsidiaries are obligated to withhold from amounts owing to employees, creditors, and third parties. All such taxes with respect to which the Company and all Subsidiaries have become obligated pursuant to elections made by the Company and any Subsidiary in accordance with generally accepted practice have been paid and adequate reserves have been established for all taxes accrued but not yet payable. The Federal income tax returns of the Company have never been audited by the Internal Revenue Service. No deficiency assessment with respect to or proposed adjustment of the Company's or any Subsidiaries' Federal, state, county, or local taxes ever existed or is pending or, to the best of the Company's knowledge, threatened. Neither the Company nor any of the Subsidiaries have executed a waiver of any statute of limitations on the collection or assessment of taxes. There is no tax lien, whether imposed by any Federal, state, county, or local taxing authority, outstanding against the assets, properties, or business of the Company or any of the Subsidiaries. Neither the Company nor any of the Subsidiaries have filed (a) an election pursuant to Section 1362 of the Internal Revenue Code of 1986, as amended (the "CODE"), that the Company or any of the Subsidiaries be taxed as an S corporation, (b) a consent pursuant to Section 341(f) of the Code, relating to collapsible corporations, or (c) any other election that would have a material effect on the business, properties, prospects or condition of the Company or any of the Subsidiaries. Consummation of the transactions contemplated by this Agreement or by any other agreement, understanding or commitment (contingent or otherwise) to which the Company or any of the Subsidiaries is a party or by which it or they are otherwise bound will not have the effect of limiting the Company's ability to use net operating losses in full to offset taxable income.

     SECTION 2.13  OTHER AGREEMENTS.  Except as set forth in the attached
Schedule II, Section 2.13, neither the Company nor any of the Subsidiaries is a party to or otherwise bound by any written or oral, absolute or contingent, contract, instrument, agreement or understanding, or other restriction


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which individually or in the aggregate could materially adversely affect the business, prospects, condition, operations, property, or affairs of the Company or any of the Subsidiaries. Except as set forth on Schedule II, Section 2.13, neither the Company nor any of the Subsidiaries is a party to any:

           (A) sales contract which entitles any customer to a rebate or right of set-off, to return any product to the Company or any Subsidiary after acceptance thereof or to delay the acceptance thereof, or which varies in any material respect from the Company's or the Subsidiaries' standard form contracts;

           (B) contract with any labor union (and, to the knowledge of the Company, no organizational effort is being made with respect to any of its or its Subsidiaries' employees);

           (C) contract or other commitment with any supplier containing any provision permitting any party other than the Company or a Subsidiary to renegotiate the price or other terms, or containing any pay-back or other similar provision, upon the occurrence of a failure by the Company or any of its Subsidiaries to meet its or their obligations under the contract when due or the occurrence of any other event;

           (D) contract for the future purchase of fixed assets or for the future purchase of materials, supplies or equipment in excess of an aggregate amount of $25,000;

           (E) contract for the employment of any officer, employee, or other person (whether of a legally binding nature or in the nature of informal understandings) on a full-time or consulting basis which is not terminable on notice without cost or other liability to the Company or the Subsidiaries;

           (F) bonus, pension, profit-sharing, retirement, hospitalization, insurance, stock purchase, stock option, or other plan, contract or understanding pursuant to which benefits are provided to any officer, director, or employee of the Company or any Subsidiary (other than group insurance plans applicable to employees generally);

           (G) agreement or indenture relating to the borrowing of money or to the mortgaging or pledging of, or otherwise placing a lien or security interest on, any asset of the Company or any Subsidiary;

           (H) guaranty of any obligation for borrowed money or otherwise;

           (I) voting trust or agreement, stockholders' agreement (other than the Stockholders' Agreement), pledge agreement, buy-sell agreement, or first refusal or preemptive rights agreement relating to any securities of the Company or any Subsidiary;

           (J) agreement, or group of related agreements with the same party or any group of affiliated parties, under which the Company or any Subsidiary has advanced or agreed to



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      advance money or has agreed to lease any property as lessee or lessor which lease payments would exceed $10,000 per year;

           (K) agreement or obligation (contingent or otherwise) to issue, sell, or otherwise distribute or to repurchase or otherwise acquire or retire any shares of capital stock or any other equity securities of the Company or any of its Subsidiaries;

           (L) assignment, license, or other agreement with respect to any form of intangible property;

           (M) agreement under which the Company or any Subsidiary has granted any person any registration rights, other than the Registration Rights Agreement;

           (N) agreement under which the Company or any Subsidiary has limited or restricted its or their right to compete with any person in any respect;

           (O) other contract or group of related contracts with the same party involving more than $25,000 or continuing over a period of more than six months from the date or dates thereof (including renewals or extensions optional with another party), which contract or group of contracts is not terminable by the Company or any Subsidiary without penalty upon notice of thirty (30) days or less;

           (P) other contract, instrument, commitment, plan, or arrangement, a copy of which would be required to be filed with the Securities and Exchange Commission (the "COMMISSION") as an exhibit to a registration statement on Form S-1 if the Company were registering securities under the Securities Act of 1933, as amended (the "SECURITIES ACT").

The Company and each Subsidiary, and to the best of Company's knowledge each other party thereto, have in all material respects performed all the obligations required to be performed by them to date, have received no notice of default and are not in default (with due notice or lapse of time or both) under any lease, agreement, or contract now in effect to which the Company or any Subsidiary is a party or by which they or their property may be bound. The Company and each Subsidiary has no present expectation or intention of not fully performing all its obligations under each such lease, contract, or other agreement, and neither the Company nor any Subsidiary have any knowledge of any breach or anticipated breach by the other party to any contract or commitment to which the Company or any Subsidiary is a party. The Company and each of the Subsidiaries are in full compliance with all of the terms and provisions of its Charter and By-laws, as amended.

     SECTION 2.14  PATENTS, TRADEMARKS, ETC.  Set forth on Schedule II, Section
2.14 is a list and brief description of all patents, patent rights, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, and copyrights, and all applications for such which are in the process of being prepared, owned by, or registered in the name of the Company and any of the Subsidiaries, or of which the Company or any Subsidiary is a licensor or licensee or in which the Company or any Subsidiary has any right, and in each case a brief description of the nature of such right. The Company and each Subsidiary owns or possesses sufficient legal rights to use all


Transitional Care of America, Inc. - Stock Purchase Agreement             Page 9
patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets, and know how (collectively, "INTELLECTUAL PROPERTY") necessary or desirable to the conduct of its and their business as conducted and as proposed to be conducted, and no claim is pending or, to the best of the Company's knowledge, threatened to the effect that the business or operations (as conducted or proposed to be conducted) of the Company or any Subsidiary infringe upon or conflict with the asserted rights of any other person under any Intellectual Property, and there is no basis for any such claim (whether or not pending or threatened). No claim is pending or threatened to the effect that any such Intellectual Property owned or licensed by the Company, or which the Company otherwise has the right to use, is invalid or unenforceable by the Company or any Subsidiary, and to the best of the Company's knowledge there is no basis for any such claim (whether or not pending or threatened). To the best of the Company's knowledge, all technical information developed by and belonging to the Company or any Subsidiary which has not been patented or registered has been kept confidential. Neither the Company nor any Subsidiary has granted or assigned to any other person or entity any right to sell or to provide the services or proposed services of the Company or any Subsidiary. There are no outstanding options, licenses or agreements of any kind relating to the Intellectual Property, nor is the Company or any Subsidiary bound by or a party to any options, licenses or agreements of any kind with respect to the patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets or know how of any other person or entity.

     SECTION 2.15  LOANS AND ADVANCES.  Except as set forth on Schedule II,
Section 2.15 attached hereto, neither the Company nor any Subsidiary has any outstanding loans or advances to any person nor are they obligated to make any such loans or advances, except, in each case, for advances to employees of the Company or a Subsidiary in respect of reasonable and necessary reimbursable business expenses anticipated to be incurred by them in connection with their performance of services for the Company or a Subsidiary.

     SECTION 2.16 ASSUMPTIONS, GUARANTIES, ETC. OF INDEBTEDNESS OF OTHER PERSONS. Neither the Company nor any Subsidiary has assumed, guaranteed, endorsed, or otherwise become directly or contingently liable on any indebtedness of any other person (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to, or otherwise invest in the debtor, or otherwise to assure the creditor against loss), except for guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

     SECTION 2.17 SIGNIFICANT CUSTOMERS AND SUPPLIERS. No customer or supplier which was significant to the Company or any Subsidiary during the period covered by the Financial Statements referred to in Section 2.05 or which has been significant to the Company or any Subsidiary thereafter, has terminated, materially reduced, or threatened to terminate or materially reduce its purchases from or provision of products or services to the Company or any Subsidiary, as the case may be.

     SECTION 2.18 GOVERNMENTAL APPROVALS. Subject to the accuracy of the representations and warranties of the Purchasers set forth in Article III, no registration or filing with, or qualification, or consent or approval of or other action by, any Federal, state, or other governmental agency or

Transitional Care of America, Inc. - Stock Purchase Agreement            Page 10
instrumentality is or will be necessary for the valid execution, delivery and performance by the Company of this Agreement, the Registration Rights
Agreement, or the Stockholders' Agreement, the issuance, sale, and delivery of the Series B Preferred Shares or, upon conversion thereof, the issuance and delivery of the Conversion Shares, other than (i) filings pursuant to state securities laws (all of which filings have been made by the Company) in connection with the sale of the Series B Preferred Shares and (ii) with respect to the Registration Rights Agreement, the registration of the shares covered thereby with the Commission and filings pursuant to state securities laws.

     SECTION 2.19 DISCLOSURE. Neither this Agreement, nor any Schedule or Exhibit to this Agreement, nor any certificate or other written statements delivered to the Purchasers, which includes the Company's business plan contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading. None of the statements, documents, certificates, or other items prepared or supplied by the Company or any Subsidiary with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading. There is no fact which the Company has not disclosed to the Purchasers and their counsel in writing and of which the Company is aware which materially and adversely affects or could materially and adversely affect the business, prospects, financial condition, operations, property, or affairs of the Company or any of the Subsidiaries. The financial projections and other estimates contained in the Company's business plan were prepared by the Company in good faith based on the Company's experience in the industry and on assumptions of fact and opinion as to future events which the Company, based on the Company's experience in the industry and on assumptions of fact and opinion as to future events which the Company, at the date of the issuance of the Company's business plan, believed to be reasonable after due investigation, but which the Company cannot and does not assure or guarantee the attainment of in any manner. As of the date hereof, no facts have come to the attention of the Company or any Subsidiary which would, in its opinion, require the Company to revise or amplify the assumptions underlying such projections and other estimates or the conclusions derived therefrom. The Company and the Subsidiaries have fully provided each Purchaser will all the information that such Purchaser has requested for deciding whether to purchase the Series B Preferred Stock and all information known by the Company that the Company believes is reasonably necessary to enable such Purchaser to make such decision.

     SECTION 2.20 OFFERING OF THE SERIES B PREFERRED SHARES. Neither the Company nor any person authorized or employed by the Company as agent, broker, dealer, or otherwise in connection with the offering or sale of the Series B Preferred Shares or any security of the Company similar to the Series B Preferred Shares has offered the Series B Preferred Shares or any such similar security for sale to, or solicited any offer to buy the Series B Preferred Shares or any such similar security from, or otherwise approached or negotiated with respect thereto with, any person or persons, and neither the Company nor any person acting on its behalf has taken or will take any other action (including, without limitation, any offer, issuance, or sale of any security of the Company under circumstances which might require the integration of such security with the Series B Preferred Shares under the Securities Act or the rules and regulations of the Commission thereunder), in either case so as to subject the offering, issuance, or sale of the Series B Preferred Shares to the registration provisions of the Securities Act.

Transitional Care of America, Inc. - Stock Purchase Agreement            Page 11

     SECTION 2.21 BROKERS. Neither the Company nor any Subsidiary has a contract, arrangement, or understanding with any broker, finder, or similar agent with respect to the transactions contemplated by this Agreement.

     SECTION 2.22 OFFICERS. Set forth in Schedule II, Section 2.22 is a list of the names of the officers of the Company. The total compensation anticipated to be paid to each such person in 1995 and 1996 is as set forth in their respective employment agreements. Except as set forth on Schedule II,
Section 2.22, none of such persons has an employment agreement or understanding, whether oral or written, with the Company which is not terminable on notice by the Company without cost or other liability to the Company, except normal severance arrangements and accrued vacation pay.

     SECTION 2.23 TRANSACTIONS WITH AFFILIATES. No director, officer, employee, or stockholder of the Company, or member of the family of any such person, nor any corporation, partnership, trust or other entity in which any such person, or any member of the family of any such person, has a substantial interest or is an officer, director, trustee, partner, or holder of more than 5% of the outstanding capital stock thereof, is a party to any transaction with the Company, including any contract, agreement, or other arrangement providing for the employment of, furnishing of services by, rental of real or personal property from, or otherwise requiring payments to any such person or firm, except as set forth on Schedule II, Section 2.23.

     SECTION 2.24 EMPLOYEES. Each of the officers of the Company, each key employee and each other employee now employed by the Company or any Subsidiary who has access to confidential information of the Company or any Subsidiary has or will execute an employment agreement or Employee Nondisclosure Agreement providing for appropriate protections for the Company's or Subsidiary's proprietary and confidential information. No officer or key employee of the Company or any Subsidiary has advised the Company or any Subsidiary (orally or in writing) that he intends to terminate employment with the Company or any Subsidiary. The Company and all of the Subsidiaries have complied in all material respect with all applicable laws relating to the employment of labor, including provisions relating to wages, hours, equal opportunity, collective bargaining, and the payment of Social Security and other taxes, and with the Employee Retirement Income Security Act of 1974, as amended. There are no pending or threatened strikes or other labor actions.

     SECTION 2.25 U.S. REAL PROPERTY HOLDING CORPORATION. Neither the Company nor any Subsidiary is now or ever been a "United States Real Property Holding Corporation," as defined in Section 897(c)(2) of the Code and Section 1.897-2(b) of the Regulations promulgated by the Internal Revenue Service.

     SECTION 2.26  COMPLIANCE WITH OTHER INSTRUMENTS.

     (A) Neither the Company nor any of its Subsidiaries is in violation or default of any provision of their Charter or Bylaws, or of any instrument, judgment, order, writ, decree or contract to which they are a party or by which they are bound, or, to the best of their knowledge, of any provision of any Federal or state statute, rule or regulation applicable to the Company or any Subsidiary. The execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Stockholders' Agreement, and the consummation of the transactions contemplated

Transitional Care of America, Inc. - Stock Purchase Agreement            Page 12
hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or any Subsidiary or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company or any Subsidiary, its business or operations or any of its assets or properties.

     (B) The Company and each Subsidiary has avoided every condition, and has not performed any act, the occurrence of which would result in the Company's or the Subsidiary's loss of any right granted under any license, contract or other agreement.

     SECTION 2.27 PERMITS. The Company and each Subsidiary has, has applied for, or will timely apply for all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company and each Subsidiary, and the Company and each Subsidiary believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. Neither the Company or any Subsidiary is in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

     SECTION 2.28 ENVIRONMENTAL AND SAFETY LAWS. To the best of their knowledge, neither the Company nor any of the Subsidiaries is in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to the best of its knowledge, other than expenditures customary for the business conducted or to be conducted by the Company and the Subsidiaries, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

     SECTION 2.29 EMPLOYEE BENEFIT PLANS. Neither the Company nor any of the Subsidiaries have any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974, except as set forth on Schedule II,
Section 2.29.

                                  ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

     SECTION 3.01 Each Purchaser severally represents and warrants to the Company that:

     (A) it is an "accredited investor" within the meaning of Rule 501 under the Securities Act and was not organized for the specific purpose of acquiring the Series B Preferred Shares;

     (B) it has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and


Transitional Care of America, Inc. - Stock Purchase Agreement            Page 13
merits of its investment in the Company and it is able financially to bear the risks thereof, including the possible loss of its entire investment in the Company;

     (C) it has had an opportunity to ask any and all such questions respecting, and to discuss any and all aspects of, the Company's business, management, and financial affairs with the Company's management;

     (D) the Series B Preferred Shares being purchased by it are being acquired for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof; and

     (E) it understands that (i) the issuance of the Series B Preferred Shares and the Conversion Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 505 or 506 promulgated under the Securities Act, and have not been registered under the securities laws of any state by reason of their issuance in a transaction exempt from the registration requirements thereof, (ii) the Series B Preferred Shares and, upon conversion thereof, the Conversion Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) the Series B Preferred Shares and the Conversion Shares will bear a legend to such effect, and (iv) the Company will make a notation on its transfer books to such effect.

                                   ARTICLE IV

                         CONDITIONS TO THE OBLIGATIONS
                               OF THE PURCHASERS

     SECTION 4.01 The obligation of each Purchaser to purchase and pay for the Series B Preferred Shares being purchased by it on the Closing Date is, at its option, subject to the satisfaction, on or before the final Closing Date, of the following conditions:

     (A) OPINION OF COMPANY'S COUNSEL. The Purchasers shall have received from Suelthaus & Walsh, P.C., counsel for the Company, an opinion dated the Closing Date, in form acceptable to Purchasers.

     (B) REPRESENTATIONS AND WARRANTIES TO BE TRUE AND CORRECT. The representations and warranties contained in Article II shall be true, complete and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and the President and Secretary of the Company shall have certified to such effect to the Purchasers in writing.

     (C) PERFORMANCE. The Company shall have performed and complied with all agreements contained herein required to be performed or complied with by it prior to or at the Closing Date, and the President and Secretary of the Company shall have certified to the Purchasers in writing to such effect and to the further effect that all of the conditions set forth in this Article IV have been satisfied.


Transitional Care of America, Inc. - Stock Purchase Agreement            Page 14

     (D) ALL PROCEEDINGS TO BE SATISFACTORY. All corporate and other proceedings to be taken by the Company in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to the Purchasers and their counsel, and the Purchasers and their counsel shall have received all such counterpart originals or certified or other copies of such documents as they reasonably may request.

     (E) PURCHASE BY OTHER PURCHASERS. Each Purchaser shall have purchased and paid for the Series B Preferred Shares being purchased by it on the Closing Date, and the aggregate purchase price paid by all of the Purchasers for the Series B Preferred Shares being purchased by them on the Closing Dates shall be in the aggregate at least $8,400.000.

     (F) SUPPORTING DOCUMENTS. The Purchasers and their counsel shall have received copies of the following documents:

            (i)  (A) the Charter, certified as
                 of a recent date by the Secretary of State of the State of Delaware, and (B) a certificate of said Secretary dated as of a recent date as to the due incorporation and good standing of the Company, and the payment of all excise taxes by the Company; and

            (ii) a certificate of the Secretary
                 or an Assistant Secretary of the Company dated the Closing Date and certifying: (A) that attached thereto is a true and complete copy of the By-laws of the Company as in effect on the date of such certification; (B) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors or the stockholders of the Company authorizing the execution, delivery, and performance of this Agreement, the Registration Rights Agreement, and the Stockholders'
                 Agreement, the issuance, sale, and
                 delivery of the Series B Preferred Shares and the reservation, issuance, and delivery of the Conversion Shares, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by this Agreement, the Registration Rights Agreement, and the Stockholders'
                 Agreement; (C) that the Charter has not
                 been amended since the date of the last
                 amendment referred to in the certificate delivered pursuant to clause (i)(B) above; and (D) to the incumbency and specimen signature of each officer of the Company executing this Agreement, the Registration Rights Agreement, the Stockholders' Agreement, the stock certificates representing the Series B Preferred Shares and any certificate or instrument furnished pursuant hereto, and a certification by another officer of the Company as to the incumbency and signature of the officer signing the certificate referred to in this clause (ii); and



Transitional Care of America, Inc. - Stock Purchase Agreement            Page 15

           (iii) such additional supporting documents and other information with respect to the operations and affairs of the Company as the Purchasers or their counsel reasonably may request.

     (G) REGISTRATION RIGHTS AGREEMENT. The Company shall have executed and delivered the Registration Rights Agreement.

     (H) ELECTION OF DIRECTORS. The number of directors constituting the entire Board of Directors shall have been fixed at seven (7) and the following persons shall have been elected as the directors and shall each hold such position as of the Closing Date: James M. Usdan, David W. Cross, and David L. Steffy as the directors elected solely by the holders of the Common Stock, and Jeffrey J. Collinson, Wilfred E. Jaeger and James E. Tananbaum as the directors elected solely by the holders of the Preferred Stock.

     (I) CHARTER. The Charter shall read in its entirety as set forth in Exhibit A.

     (J) EMPLOYEE AGREEMENTS. Copies of all employment agreements between the Company and its employees and copies of all Employee Nondisclosure Agreements shall have been delivered to counsel for the Purchasers.

     (K) STOCKHOLDERS' AGREEMENT. The Stockholders' Agreement shall have been executed and delivered by the Company and each of the following entities and persons shall have executed and delivered to counsel for the Purchasers the Stockholders' Agreement: RehabCare Group, Inc., David W. Cross, John R. Lewis, David L. Steffy, Life Science Entrepreneur Fund and the Purchasers.

     (L) PREEMPTIVE RIGHTS. All stockholders of the Company having any preemptive, first refusal or other rights with respect to the issuance of the Series B Preferred Shares or the Conversion Shares shall have irrevocably waived the same in writing.

     (M) MINIMUM PURCHASES. This Agreement shall have been executed and delivered by Purchasers that are obligated hereunder to purchase at least 405,994 Series B Preferred Shares for an aggregate purchase price of at least $8,400,000 and such Purchasers shall have delivered to the Company the full purchase price for the Series B Preferred Shares to be purchased by them on or before the final Closing Date.

     (N) FEES OF PURCHASERS' COUNSEL. The Company shall have paid in accordance with Section 6.01 the fees and disbursements of Purchasers' counsel invoiced at the Closing.

     (O) AMENDMENT OF BY-LAWS. If and to the extent necessary, the By-laws of the Company shall have been amended to comply with the terms and provisions of the Stockholders' Agreement.


Transitional Care of America, Inc. - Stock Purchase Agreement            Page 16

                                   ARTICLE V

                            COVENANTS OF THE COMPANY

     The Company covenants and agrees with each of the Purchasers that so long as any of the Series B Preferred Shares is outstanding:

     SECTION 5.01 RESERVE FOR CONVERSION SHARES. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of the Series B Preferred Shares and otherwise complying with the terms of this Agreement, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of the Series B Preferred Shares from time to time outstanding or otherwise to comply with the terms of this Agreement. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Preferred Shares or otherwise to comply with the terms of this Agreement, the Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company will obtain any authorization, consent, approval, or other action by or make any filing with any court or administrative body that may be required under applicable state securities laws in connection with the issuance of shares of Common Stock upon conversion of the Series B Preferred Shares.

     SECTION 5.02 CORPORATE EXISTENCE. The Company shall maintain and cause each of its Subsidiaries to maintain their respective corporate existence, rights, and franchises in full force and effect.

     SECTION 5.03 USE OF PROCEEDS. The Company shall use the proceeds from the sale of the Series B Preferred Shares as set forth in the Company's business plan as it may be amended from time-to-time. Pending disbursement for such purposes, the proceeds shall be invested in short-term, interest-bearing government securities, certificates of deposit, or their equivalents.

     SECTION 5.04 COMPLIANCE WITH LAWS. The Company shall comply, and cause each Subsidiary to comply, with all applicable laws, rules, regulations, and orders, noncompliance with which could materially adversely affect its business or condition, financial or otherwise.

                                 ARTICLE VI

                                MISCELLANEOUS

     SECTION 6.01 EXPENSES. Each party hereto will pay its own expenses in connection with the transactions contemplated hereby, whether or not such transactions shall be consummated, provided, however, that the Company shall pay the reasonable fees and disbursements of the Purchasers' special counsel, Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP in connection with such transactions in an amount not to exceed $10,000.


Transitional Care of America, Inc. - Stock Purchase Agreement            Page 17

     SECTION 6.02 SURVIVAL OF AGREEMENTS. All covenants, agreements, representations, and warranties made herein or in the Registration Rights Agreement, the Stockholders' Agreement, or any certificate or instrument delivered to the Purchasers pursuant to or in connection with this Agreement, the Registration Rights Agreement, or the Stockholders' Agreement, shall survive the execution and delivery of this Agreement, the Registration Rights Agreement, and the Stockholders' Agreement, the issuance, sale and delivery of the Conversion Shares, and all statements contained in any certificate or other instrument delivered by the Company hereunder or thereunder or in connection herewith or therewith shall be deemed to constitute representations and warranties made by the Company.

     SECTION 6.03 BROKERAGE. Each party hereto will indemnify and hold harmless the others against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements, or understandings made or claimed to have been made by such party with any third party.

     SECTION 6.04 PARTIES IN INTEREST. All representations, covenants, and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Without limiting the generality of the foregoing, all representations, covenants, and agreements benefiting the Purchasers shall inure to the benefit of any and all subsequent holders from time to time of Preferred Stock or Conversion Shares.

     SECTION 6.05 NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person or mailed by certified or registered mail, return receipt requested, or telecopied or telexed in the case of non-U.S. residents, addressed as follows:

      (a)  if to the Company, at 7733 Forsyth Boulevard, 11th
           Floor, St. Louis, Missouri 63105 telecopy number (314)
           725-0443, with a copy to Thomas M. Walsh, Esq., Suelthaus & Walsh, P.C., 7733 Forsyth Boulevard, 12th Floor, St. Louis, Missouri 63105, telecopy number (314) 727-7166; and

      (b) if to any Purchaser, at the address of such Purchaser set forth in Schedule I, with a copy to Jay
           K. Hachigian, Esq., Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, Second Floor, 600 Hansen Way, Palo Alto, California, 94301, telecopy number
           (415) 843-0314.

or in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others.

     SECTION 6.06 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri.

     SECTION 6.07 ENTIRE AGREEMENT. This Agreement, including the Schedules and Exhibits hereto, constitutes the sole and entire agreement of the parties with respect to the subject matter hereof. All Schedules and Exhibits hereto are hereby incorporated herein by reference.

Transitional Care of America, Inc. - Stock Purchase Agreement            Page 18

     SECTION 6.08 COUNTERPARTS; FACSIMILE TRANSMISSION. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any signature required in this Agreement or in any document or instrument contemplated herein may be made by facsimile transmission, and such facsimile signature shall, for all purposes, be deemed an original signature.

     SECTION 6.09 AMENDMENTS. This Agreement may not be amended or modified, and no provisions hereof may be waived, without the written consent of the Company and the holders of at least three-fourths of the outstanding shares of Common Stock issued or issuable upon conversion of the Series B Preferred Shares sold hereby.

     SECTION 6.10 SEVERABILITY. If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

     SECTION 6.11 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in constructing or interpreting any term or provision of this Agreement.

     SECTION 6.12 PERSON. As used in this Agreement, person shall mean an individual, corporation, trust, partnership, limited partnership, limited liability company, joint venture, unincorporated organization, government agency or any agency or political subdivision thereof, or other entity.

     IN WITNESS WHEREOF, the Company and the Purchasers have executed this Agreement as of the 20th day of December, 1995.



            COMPANY:     TRANSITIONAL CARE OF AMERICA, INC.


                         By:  David W. Cross
                            ----------------------------------------
                              David W. Cross, President


            PURCHASERS:  SIERRA VENTURES IV, L.P.


                         By:  James B. Tananbaum
                            ----------------------------------------
                              James B. Tananbaum, Venture Partner



Transitional Care of America, Inc. - Stock Purchase Agreement            Page 19

                         SIERRA VENTURES IV INTERNATIONAL, L.P.



                         By: James B. Tananbaum
                            ------------------------------------
                             James B. Tananbaum, Venture Partner


                         WPG ENTERPRISE FUND II, L.P.
                             By:  WPG VENTURE PARTNERS III, L.P.,
                                  General Partner


                         By:  Ellen M. Feeney
                            ------------------------------------
                              Ellen M. Feeney, General Partner


                         WEISS, PECK & GREER VENTURE ASSOCIATES,
                              III, L.P.
                             By:  WPG VENTURE PARTNERS III, L.P.,
                                  General Partner


                         By:  Ellen M. Feeney
                            ------------------------------------
                              Ellen M. Feeney, General Partner


                         SCHRODER VENTURES LIMITED PARTNERSHIP
                             By:  SCHRODER VENTURE MANAGEMENT, L.P.,
                                  Its General Partner

                             By:  SCHRODER VENTURE MANAGERS, INC.,
                                  Its General Partner


                         By:  Pete Everson
                            ------------------------------------
                              Director and Vice-President

                              SCHRODERS INCORPORATED


                         By:  Jeffrey J. Collinson
                            ------------------------------------
                              Jeffrey J. Collinson, Attorney-in-Fact



Transitional Care of America, Inc. - Stock Purchase Agreement            Page 20

                         SCHRODER VENTURES U.S. TRUST
                         By:  SCHRODER INTERNATIONAL TRUST
                              COMPANY LIMITED, as Trustee


                         By: Pete Everson
                            ------------------------------------
                             Director

                         THREE ARCH PARTNERS, L.P.


                         By: Wilfred E. Jaeger
                            ------------------------------------
                             Wilfred E. Jaeger, M.D.


                         THREE ARCH ASSOCIATES, L.P.


                         By: Wilfred E. Jaeger
                            ------------------------------------
                             Wilfred E. Jaeger, M.D.


                         ALTA V LIMITED PARTNERSHIP
                         By:  ALTA V MANAGEMENT PARTNERS, L.P.


                         By: Guy P. Nohra
                            ------------------------------------
                             General Partner


                         CUSTOMS HOUSE PARTNERS


                         By: J. DeLeage
                            ------------------------------------
                             General Partner


                         MAYFIELD VIII


                         By: Wende S. Hutton
                            ------------------------------------
                         Title:  General Partner
                               ---------------------------------




Transitional Care of America, Inc. - Stock Purchase Agreement            Page 21

                         MAYFIELD ASSOCIATES FUND II


                         By:  Wende S. Hutton
                            ------------------------------------
                         Title: General Partner
                               ---------------------------------


Transitional Care of America, Inc. - Stock Purchase Agreement            Page 22

                                   SCHEDULE I

                                   PURCHASERS


                                               NUMBER OF SERIES B   AGGREGATE PURCHASE
NAME AND ADDRESS                               PREFERRED SHARES TO  PRICE FOR SERIES B
OF PURCHASER                                   BE PURCHASED         PREFERRED SHARES
- ------------------                             -------------------  ------------------

Alta V Limited Partnership                                  47,830      $   989,602.70
c/o Burr, Egan, Deleage & Co.
One Embarcadero Center, Suite 4050
San Francisco, California  94111

Customs House Partners                                         503      $    10,407.07
c/o Burr, Egan, Deleage & Co.
One Embarcadero Center, Suite 4050
San Francisco, California  94111

Sierra Ventures IV, L.P.                                    69,708      $ 1,442,258.52
3000 Sand Hill Road
Building Four, Suite 210
Menlo Park, California  94025

Sierra Ventures IV International, L.P.                       2,791      $    57,745.79
3000 Sand Hill Road
Building Four, Suite 210
Menlo Park, California  94025

Weiss, Peck & Greer Venture                                 21,943      $   454,000.67
 Associates III, L.P.
555 California Street, Suite 4760
San Francisco, California  94104

WPG Enterprise Fund II, L.P.                                26,390      $   546,009.10
555 California Street, Suite 4760
San Francisco, California  94104

Schroder Ventures Limited Partnership                        8,159      $   168,809.71
c/o Collinson Howe Venture Partners, Inc.
1055 Washington Boulevard
Stamford, Connecticut  06901


Transitional Care of America, Inc. - Stock Purchase Agreement            Page 23

                                               NUMBER OF SERIES B   AGGREGATE PURCHASE
NAME AND ADDRESS                               PREFERRED SHARES TO  PRICE FOR SERIES B
OF PURCHASER                                   BE PURCHASED         PREFERRED SHARES
- ----------------                               -------------------  ------------------

Schroder Ventures U.S. Trust                                 2,040       $   42,207.60
c/o Collinson Howe Venture Partners, Inc.
1055 Washington Boulevard
Stamford, Connecticut  06901

Schroders Incorporated                                       6,800       $  140,692.00
c/o Collinson Howe Venture Partners, Inc.
1055 Washington Boulevard
Stamford, Connecticut  06901

Three Arch Partners, L.P.                                   39,456       $  816,344.64
2800 Sand Hill Road, Suite 270
Menlo Park, California  94025

Three Arch Associates, L.P.                                  8,877       $  183,665.13
2800 Sand Hill Road, Suite 270
Menlo Park, California  94025

Mayfield VIII                                              162,922       $3,370,856.18
2800 Sand Hill Road
Menlo Park, California 94025

Mayfield Associates Fund II                                  8,575       $  177,416.75
2800 Sand Hill Road
Menlo Park, California 94025




Transitional Care of America, Inc. - Stock Purchase Agreement            Page 24

                                  SCHEDULE II

SECTION 2.01(B)

        Subsidiaries of the Company

        TCA OF CENTRAL OKLAHOMA, INC., a Missouri corporation -- all outstanding shares of capital stock are owned by the Company.

        TCA OF EASTERN OKLAHOMA, INC., a Missouri corporation -- all outstanding shares of capital stock are owned by the Company.

        TCA OF CENTRAL INDIANA, INC., a Missouri corporation -- all outstanding shares of capital stock are owned by the Company.

        TCA OF NORTHWEST INDIANA, INC., a Missouri corporation -- all outstanding shares of capital stock are owned by the Company.

        TCA OF SOUTHWEST INDIANA, INC., a Missouri corporation -- all outstanding shares of capital stock are owned by the Company.

        TCA OF GREATER ST. LOUIS, INC., a Missouri corporation -- all outstanding shares of capital stock are owned by the Company.

        TCA OF EASTERN KANSAS, INC., a recently formed Missouri corporation -- all outstanding shares of capital stock are owned by the Company. The Company will cause this subsidiary to qualify to do business in Kansas shortly.

SECTION 2.02(B)

        Pre-emptive Rights with Respect to Preferred Shares

        Pre-emptive rights were formerly held by the holders of the common stock of the Company pursuant to that certain Stockholders Agreement dated September 22, 1994, by and among the Company, David L. Steffy, David W. Cross, John R. Lewis, and RehabCare Group, Inc. (f/k/a RehabCare Corporation) (the "PRIOR STOCKHOLDERS' AGREEMENT"), a copy of which was previously supplied by the Company to Purchasers. As a part of the transactions contemplated in the Series A Convertible Preferred Stock Purchase Agreement, the Prior Stockholders' Agreement was terminated effective as of the Closing under the Series A Convertible Stock Purchase Agreement. RehabCare Group, Inc. waived its pre-emptive rights with respect to the venture financing transactions contemplated in the Agreement by letter dated December 13, 1994, a copy of which was previously supplied by the Company to Purchasers.


Transitional Care of America, Inc. - Stock Purchase Agreement           Page 1
  Schedule II

                In connection with the Closing of the transactions pursuant to the Series A Convertible Preferred Stock Purchase Agreement, the Company, the Founders, and the Investors (as defined in said agreement) entered into a Stockholders' Agreement dated December 30, 1994, which provides for certain pre-emptive rights. The pre-emptive rights contained in that agreement are waived with respect to issuance of 405,994 shares of Series B Preferred Shares, pursuant to the Amended and Restated Stockholders' Agreement to be executed in connection with and as a condition to the Closing of the Series B Preferred Stock Purchase Agreement.

SECTION 2.04

        Shareholders of Record
        ----------------------
        Sierra Ventures IV, L.P.                        192,300 shares of Series A Convertible
                                                            Preferred Stock

        Sierra Ventures IV, International, L.P.           7,700 shares of Series A Convertible
                                                            Preferred Stock

        Schroder Ventures Limited Partnership            60,000 shares of Series A Convertible
                                                            Preferred Stock

        Schroder Ventures U.S. Trust                     15,000 shares of Series A Convertible
                                                            Preferred Stock

        Schroders Incorporated                           50,000 shares of Series A Convertible
                                                            Preferred Stock

        Weiss, Peck & Greer Venture                      41,160 shares of Series A Convertible
        Associates III, L.P.                                Preferred Stock

        Weiss Enterprise Fund II, L.P.                   58,840 shares of Series A Convertible
                                                            Preferred Stock

        Life Science Entrepreneur Fund                     5,000 shares of Series A Convertible
                                                            Preferred Stock

        Alta V Limited Partnership                       98,960 shares of Series A Convertible
                                                            Preferred Stock

        Customs House Partners                            1,040 shares of Series A Convertible
                                                            Preferred Stock

        Three Arch Partners, L.P.                        81,600 shares of Series A Convertible
                                                            Preferred Stock

Transitional Care of America, Inc. - Stock Purchase Agreement             Page 2
  Schedule II

Three Arch Associates, L.P.             18,400 shares of Series A Convertible
                                           Preferred Stock


David W. Cross                          59,325 shares of Common Stock

John R. Lewis                           59,325 shares of Common Stock

David L. Steffy                         59,325 shares of Common Stock

RehabCare Group, Inc.                   59,325 shares of Common Stock

Three Arch Partners, L.P.                3,998 shares of Common Stock

Three Arch Associates, L.P.                902 shares of Common Stock


Employee Stock Options

John P. Keefe                           19,600 shares of Common Stock

Samuel Morse                            19,600 shares of Common Stock

James D. Pomeroy                        14,700 shares of Common Stock

Anthony J. Torrente                     18,200 shares of Common Stock

Thomas M. Walsh                          6,500 shares of Common Stock

Kathie Nohre                             5,000 shares of Common Stock

Madalene Roedl                           2,000 shares of Common Stock

Available                               22,200 shares of Common Stock
                                        (plus an additional 35,000 shares of
                                        Common Stock upon Closing of the
                                        sale of the Series B Preferred Stock)


Other Rights with Respect to Capital Stock

See rights granted in the agreements referenced in Section 2.02(b) of this
Schedule II.


Transitional Care of America, Inc. - Stock Purchase Agreement             Page 3
  Schedule II

SECTION 2.06

        Liabilities not Reflected on Balance Sheet

        (i) See Agreement by and between the Company and Healthcare Management Systems, Inc., referenced in Section 2.13(d) of this
                Schedule II.

        (ii) See Venture Lease Proposal by and between the Company and Comdisco, Inc., referenced in Section 2.13(g) of this Schedule II.

SECTION 2.10

        Leasehold Interests

        (i) The Company has entered into a written sublease agreement with Suelthaus & Walsh, P.C., counsel to the Company, to sublease 4000 square feet of office space, to serve as the principal offices of the Company. The lease will terminate March 31, 2000, and the rental is at market rates.

        (ii) Restated Lease, dated November 30, 1994, and an Amendment to the Restated Lease, dated January 20, 1995, by and between TCA of Central Oklahoma, Inc. and Southwest Medical Center of Oklahoma, Inc., Oklahoma City, Oklahoma, a copy of which was previously supplied by the Company to Purchasers.

        (iii) Lease Agreement, dated August 16, 1995, by and between TCA of Central Indiana, Inc. and St. Francis Hospital and Health Centers, an operating division of Sisters of St. Francis Health Services, Inc., Beech Grove, Indiana, a copy of which was previously supplied by the Company to Purchasers.

        (iv) Lease Agreement, dated August 17, 1995, by and between TCA of Eastern Oklahoma, Inc. and Muskogee Regional Medical Center, Muskogee, Oklahoma, a copy of which was previously supplied by the Company to Purchasers, as amended by an amendment dated December 12, 1995, a copy of which was previously supplied by the Company to Purchasers.

        (v) Lease Agreement, dated August 23, 1995, by and between TCA of Northwest Indiana, Inc. and St. Margaret Mercy Healthcare Centers, Inc., Hammond, Indiana, a copy of which was previously supplied by the Company to Purchasers.

        (vi) Lease Agreement, dated September 14, 1995, by and between TCA of Greater St. Louis, Inc. and Deaconess Health Services Corporation, St. Louis, Missouri, a copy of which was previously supplied by the Company to Purchasers.



Transitional Care of America, Inc. - Stock Purchase Agreement             Page 4
  Schedule II

SECTION 2.11

        Insurance Policies

        (i) The Company, TCA of Central Oklahoma, Inc., TCA of Northwest Indiana, Inc., TCA of Central Indiana, Inc., and TCA of Eastern Oklahoma, Inc., are insured by Hartford Insurance Co. for property damage and auto liability, by Chicago Insurance Co. for general and professional liability, and by Assigned Risk for workers' compensation, a copy of the Summary of Insurance was previously supplied by the Company to Purchasers.

        (ii) Key man life insurance policy by Federal Kemper Life Assurance Company insuring David W. Cross for the benefit of the Company, a copy of the policy specifications was previously supplied by the Company to Purchasers.

        (iii) Key man life insurance policy by Federal Kemper Life Assurance Company insuring John R. Lewis for the benefit of the Company, a copy of the policy specifications was previously supplied by the Company to Purchasers.

SECTION 2.13

        Other Agreements

        (d) Agreement, dated November 29, 1995, by and between the Company and Healthcare Management Systems, Inc., a copy of which was previously supplied by the Company to Purchasers.

        (e)     (i)     David W. Cross Employment Agreement, dated September
                        22, 1994, a copy of which was previously supplied by the Company to Purchasers.

                (ii) John R. Lewis Employment Agreement, dated September 22, 1994, a copy of which was previously supplied by the Company to Purchasers.

                (iii) Samuel A. Morse Employment Agreement, dated December 2, 1994, a copy of which was previously supplied by the Company to Purchasers.

                (iv) James D. Pomeroy Employment Agreement, dated October 28, 1994, a copy of which was previously supplied by the Company to Purchasers.

                (v) Anthony J. Torrente Employment Agreement, dated December 8, 1994, a copy of which was previously supplied by the Company to Purchasers.



Transitional Care of America, Inc. - Stock Purchase Agreement             Page 5
  Schedule II

                (vi) Madalene Roedl Employment Agreement, dated December 6, 1994, a copy of which was previously supplied by the Company to Purchasers.

                (vii) John P. Keefe Employment Agreement, dated June 1, 1995, a copy of which was previously supplied by the Company to Purchasers.

                (viii) Interim Medical Director Agreement, dated March 1, 1995, by and between TCA of Central Oklahoma, Inc. and Dr. Anthony Czerwinski, M.D., a copy of which was previously supplied by the Company to Purchasers.

                (ix) Medical Director Agreement, dated March 7, 1995, by and between TCA of Central Oklahoma, Inc. and Dr. Rebecca Eagle, M.D., a copy of which was previously supplied by the Company to Purchasers.

                (x) The Company is in the process of entering into an employment agreement with Kathie Nohre, and TCA of Central Indiana, Inc. and TCA of Northwest Indiana, Inc. are in the process of entering into Medical Director Agreements.

        (f)     (i)     John P. Keefe Stock Option Agreement, dated September
                        13, 1995, a copy of which was previously supplied by the Company to Purchasers.

                (ii) Samuel A. Morse Stock Option Agreement, dated March 27, 1995, a copy of which was previously supplied by the Company to Purchasers.

                (iii) James D. Pomeroy Stock Option Agreement, dated March 27, 1995, a copy of which was previously supplied by the Company to Purchasers.

                (iv) Tony J. Torrente Stock Option Agreement, dated January 27, 1995, a copy of which was previously supplied by the Company to Purchasers.

                (v) Thomas M. Walsh Stock Option Agreement, dated January 27, 1995, a copy of which was previously supplied by the Company by Purchasers.

                (vi) Standard form Stock Option Agreements will be entered into with Tony J. Torrente, Kathie Nohre, and Madalene Roedl for stock options granted November 27, 1995.

                (vii)   See agreements referenced in Section 2.29 of this
                        Schedule II.

        (g)     (i)     Revolving Credit Note, dated October 28, 1994, payable
                        to RehabCare Group, Inc. and disclosed in the Company's financial statements.




Transitional Care of America, Inc. - Stock Purchase Agreement             Page 6
  Schedule II

                (ii) Venture Lease Proposal, dated November 29, 1995, by and between the Company and Comdisco, Inc., a copy of which was previously supplied by the Company to Purchasers.

        (i)     (i)     See prior stockholders agreements, referenced in
                        Section 2.02(b) of this Schedule II.

               (ii)     See Stock Repurchase Agreements referred to in this
                        Agreement.

        (j)     (i)     See Lease Agreements, referenced in Section 2.10 of
                        this Schedule II.

               (ii) See Venture Lease Proposal by and between the Company and Comdisco, Inc., referenced in Section 2.13(g) of this Schedule II.

        (k)     (i)     See agreements, referenced in Section 2.02(b) of this
                        Schedule II.

               (ii)     See Stock Repurchase Agreements referred to in this
                        Agreement.

              (iii) See Stock Option Agreements referred to in this Section 2.13(f) of this Schedule II.

        (l) See Agreement by and between the Company and Healthcare Management Systems, Inc., referenced in Section 2.13(d) of this
              Schedule II.

        (n)     (i)     TCA Non-Compete, Non-Hire, Non-Disclosure and Release
                        Agreement, dated September 22, 1994, by and between the Company and RehabCare Group, Inc., a copy of which was previously supplied by the Company to Purchasers.

                (ii) RehabCare Non-Compete, Non-Hire, Non-Disclosure and Release Agreement,dated September 22, 1994, by and between the Company and RehabCare Group, Inc., a copy of which was previously supplied by the Company to Purchasers.

                (iii) Steffy/RehabCare Non-Development, Non-Hire and Release Agreement, dated September 22, 1994, by and between David L. Steffy and RehabCare Group, Inc., a copy of which was previously supplied by the Company to Purchasers.

                (iv) Cross Non-Compete, Non-Hire, Non-Disclosure and Release Agreement, dated September 22, 1994, by and between David W. Cross and RehabCare Group, Inc., a copy of which was previously supplied by the Company to Purchasers.

Transitional Care of America, Inc. - Stock Purchase Agreement             Page 7
  Schedule II

                (v) Lewis Non-Compete, Non-Hire, Non-Disclosure and Release Agreement, dated September 22, 1994, by and between John
                        R. Lewis and RehabCare Group, Inc., a copy of which was previously supplied by the Company to Purchasers.

        (o)     (i)     Agreement for Radiology Services, dated March 2, 1995,
                        by and between TCA of Central Oklahoma, Inc. and Medical Imaging Center of Oklahoma, Inc., a copy of which was previously supplied by the Company to Purchasers.

                (ii) Agreement for Pharmacy Services, dated November 1, 1995, by and between TCA of Central Oklahoma, Inc. and PharmaSource Healthcare, Inc., a copy of which was previously supplied by the Company to Purchasers.

                (iii) Agreement, dated November 21, 1995, by and between TCA of Central Oklahoma, Inc. and Formations in Health Care, Inc., a copy of which was previously supplied by the Company to Purchasers.

                (iv) Agreement for Pharmacy Services, dated December 15, 1995, by and between TCA of Northwest Indiana, Inc. and PharmaSource Healthcare, Inc., a copy of which was previously supplied by the Company to Purchasers.

                (v) Agreement for Pharmacy Services, effective January 1, 1996, by and between TCA of Central Indiana, Inc. and PharmaSource Healthcare, Inc., a copy of which was previously supplied by the Company to Purchasers.

                (vi) Agreement for Pharmacy Services, effective January 1, 1996, by and between TCA of Eastern Oklahoma, Inc. and PharmaSource Healthcare, Inc., a copy of which was previously supplied by the Company to Purchasers.

        (p)     (i)     Letter of Intent, dated August 12, 1994, by and among
                        RehabCare Group, Inc., the Company, David L. Steffy,
                        David W. Cross, and John R. Lewis, a copy of which was previously supplied by the Company to Purchasers.

                (ii) Subscription Agreement, dated September 22, 1994, by and among the Company, RehabCare Group Inc., David L. Steffy, David W. Cross, and John R. Lewis, a copy of which was previously supplied by the Company to Purchasers.

                (iii) Transition Agreement, dated September 22, 1994, by and among the Company, RehabCare Group, Inc., David W. Cross and John R. Lewis, a copy of which was previously supplied by the Company to Purchasers.

Transitional Care of America, Inc. - Stock Purchase Agreement            Page 8
  Schedule II

SECTION 2.14

        Patents, Patent Rights, etc.

        The Company has applied to the U.S. Patent and Trademark Office for registration of two trademarks on the Principal Trademark Register. The first application is U.S. Trademark Application, Serial No. 74/613,427, for the registration of THE "HOSPITAL-WITHIN-A-HOSPITAL" COMPANY for use in connection with long-term care hospital services. The U.S. Patent and Trademark Office's Examining Attorney made an initial determination that THE "HOSPITAL-WITHIN-A-HOSPITAL" COMPANY is merely descriptive of long-term care hospital services and therefore, not registrable on the Principal Trademark Register. The Company has filed a response to refute the Examining Attorney's initial determination, and is waiting for a further determination as of the date hereof. A copy of the trademark application and correspondence dated November 29, 1995, describing the status of such application have been previously supplied by the Company to Purchasers.

        The second application is U.S. Trademark Application, Serial No. 74/613,928, for the registration of TRANSITIONAL CARE OF AMERICA and TCA logo design for use in connection with long-term care hospital services. The U.S. Patent and Trademark Office's Examining Attorney made an initial determination that the TCA logo design is distinctive and therefore, registrable on the Principal Register, but TRANSITIONAL CARE OF AMERICA is merely descriptive of long-term care hospital services. The Examining Attorney requires the Company to disclaim the exclusive right to TRANSITIONAL CARE OF AMERICA to register the TCA logo design. The Company has filed a response to refute the Examining Attorney's determination that TRANSITIONAL CARE OF AMERICA is merely descriptive, and is waiting for a further determination as of the date hereof. A copy of the trademark application and correspondence dated November 29, 1995, describing the status of such application have been previously supplied by the Company to Purchasers.

SECTION 2.15

        Loans

        Reference is made to Section 2.06 of this Schedule II.

SECTION 2.22

        Officers

          President and Chief Executive Officer:                David W. Cross
          Chief Operating Officer:                              John R. Lewis
          Treasurer:                                            David W. Cross
          Secretary:                                            Thomas M. Walsh

Transitional Care of America, Inc. - Stock Purchase Agreement          Page 9
  Schedule II

          Chief Financial Officer:                          John P. Keefe
          Executive Vice President:                         Samuel A. Morse
          Vice President-Business Development:              Tony J. Torrente
          Vice President-Business Development:              James R. Pomeroy
          Vice President-Professional Services:             Kathie Nohre

        Compensation for each of the officers is set forth in their individual Employment Agreements, except for Thomas M. Walsh, who has no written employment agreement and his employment is terminable at will, without cost to the Company.

SECTION 2.23

        Transactions with Affiliates

        Reference is hereby made to Sections 2.02(b), 2.06, 2.10, 2.13, 2.15, and 2.22 of this Schedule II, and the documents and agreements referenced therein.

SECTION 2.29

        Employee Benefit Plans

        (i) The Transitional Care of America, Inc. Stock Option Plan, adopted on January 26, 1995, a copy of which was previously supplied by the Company to Purchasers.

        (ii) The Company's Adoption Agreement, dated September 22, 1995, for the Transitional Care of America, Inc. Employee Savings Plan (401(k) plan), a copy of which was previously supplied by the Company to Purchasers.







Transitional Care of America, Inc. - Stock Purchase Agreement           Page 10
  Schedule II